Exhibit 99.2
^ INVESTOR MEETINGS: September 2011

Safe harbor language & reconciliation of non- gaap measures Information provided and statements contained in this presentation that are not purely historical, such as statements regarding the Company's 2011 financial and operating performance, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and MedQuist Holdings Inc. assumes no obligation to update the information included in this presentation. Statements made in this presentation that are forward-looking in nature may involve risks and uncertainties. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, without limitation, specific factors discussed herein and in other disclosures and public filings made by MedQuist Holdings Inc., including filings with the SEC. Although MedQuist Holdings believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. In addition to the US GAAP results, MedQuist Holdings has provided certain non-GAAP financial measures in this presentation such as Adjusted EBITDA and Adjusted Net Income Per Fully Diluted Share. The tables in the appendix to this presentation include a reconciliation of the historical non-GAAP financial measures to the most directly comparable GAAP financial measures. The Company does not present in the presentation the comparable GAAP financial measure and the related reconciliation for the forward looking non-GAAP financial measures included in this presentation because management cannot predict with sufficient reliability certain contingencies required to estimate the comparable GAAP financial measures.

Company mission Delivering innovative solutions that capture the patient's story by facilitating clinical workflow, enabling collaboration and providing insight for improved delivery of care.

Company snapshot Clients: Capabilities: Company: 2,400 hospitals, clinics and practices served Integrated delivery networks Children's hospitals Academic medical centers 850 physician practices 165,000 physicians enabled 3.4B-3.5B lines transcribed per year 400M minutes of annual dictation 98% customer retention Unique ability to support large, complex providers Core research & development in Speech & Natural Language Understanding Value-added ecosystem of business partners MTSOs EHR partners End-to-end workflow and EHR integration Extensive global delivery network Strong financial performance 14,000 employees, scalable workforce Flexible SaaS and service deployment models 140+ patent licenses in speech recognition and understanding

5 Company Confidential Passion - about healthcare; results Intensity - in everything we do Value - for the customer Integrity - always do the right thing Company operating principles

Arizona UPMC Shadyside * Representative Sample Dynamic Network of Providers

CUSTOMER MARKET CHALLENGES Regulation & Compliance EHR Adoption Meaningful Use Accountable Care Fee- to value-based delivery Business Intelligence ICD-9 to ICD-10

The marketplace Trends: Pie 1 MedQuist 7.99999982118607E-02 Nuance 7.00000002980232E-02 Transcend 1.99999995529652E-02 Local / Regional Providers 0.829999983310699 (NASDAQ:TRCR) Increased volume, reduced cost. Consolidation is increasing the size and complexity of transcription requirements. In-house transcription continues to move to outsource providers. Technology-enablement is insufficient to ensure Meaningful Use and support for increased accountability. 2% Local / Regional Providers 83% (NASDAQ:NUAN) 7% 8% Total 2010E Outsourced Market of $5.8B (4) 2010E Outsourced Market Share (1) 2010E revenue calculated as annualized run-rate based on quarter ending September 30, 2010, to give effect for full year Spheris revenues (2) Represents FY 2010A (ending September 30, 2010) revenue attributable to healthcare dictation operating segment (3) 2010E revenue calculated as annualized run-rate based on quarter ending September 30, 2010 (4) ValueNotes, "The US Medical Transcription Industry", March 2010 (1) (2) (3)

Healthcare transition Health Management Wellness Diagnosis Treatment Rehab & Care Coordinated Continuum of Care: Needs-based Integrated coordination Fee-for-value Outcomes-focused Fragmented Service Providers: Health Services Lab Payer Imaging Clinic Pharmacy MedQuist Delivered: Industry-leading, efficient, accurate transcription M*Modal Delivered: Enabling speech & language understanding technology

INTERACTIVE CLINICAL DOCUMENTATION M*Modal Delivered: Patient's Story From... 'Blob' of text requiring careful review/approval Valuable information buried in text No structure or linkage to information from other systems To... High quality, structured clinical documents Clinical structure matches doctor's cognitive workflow Enables sharing, updating and reporting across the continuum of care

From... Limited, restrictive dictation options Time-consuming (and often delayed) review and accuracy-checking Dictation process separate from EHR- driven workflow Interaction To... Choice of devices for cloud-based voice recognition which can leverage existing voice profiles Real-time review and approval Creation of structured clinical documents that automatically populate the EHR INTERACTIVE CLINICAL DOCUMENTATION

Collaboration From... Time-consuming, error- prone coding resulting in delayed billing Inefficient workflow caused by limited data availability across disparate systems Minimal collaboration due to awkward processes to share and engage To... Natural Language Understanding creates structured documents that integrate into workflow. Computer-assisted-coding with accurate SNOMED/ICD-10 assignment based on structured documentation INTERACTIVE CLINICAL DOCUMENTATION

Intelligence From... Manual abstracting and data collation Manual analysis of Core Measures and other reporting metrics Limited or delayed visibility into key performance information To... Nat'l Language Understanding connects structured data with narrative context Computer assisted abstracting speeds up data collation Comprehensive source of analysis and insight Integration with & support for other analytic resources INTERACTIVE CLINICAL DOCUMENTATION

Patient's Story INTERACTION COLLABORATION INTELLIGENCE INTERACTIVE CLINICAL DOCUMENTATION

Intelligence Collaboration Interaction Transcription Speech Language Understanding Natural Language Understanding Computer Assisted Coding Computer Assisted Abstracting CDI Coding Unique Capabilities Abstracting capabilities for quality analysis Analytics platform queries and reports from large volumes of information Structured data coupled with the context of the narrative enables comprehensive analysis SOLUTION ARCHITECTURE Unique Capabilities Natural Language Understanding captures relevant context Computer assisted coding based on SNOMED/ICD-10 Physician annotation tools enable 'closed loop' feedback and data exchange Unique Capabilities Leverages existing voice profiles Accessible from any device to cloud- based voice recognition Narrative is immediately converted into XML-structured data Integrates into EHR systems, clinical workflow and business processes

Intelligence Collaboration Interaction Unique Capabilities Leverages existing voice profiles Accessible from any device to cloud- based voice recognition Narrative is immediately converted into XML-structured data Integrates into EHR systems, clinical workflow and business processes Transcription Speech Language Understanding Natural Language Understanding Computer Assisted Coding Computer Assisted Abstracting CDI Coding Any Device Any Location Any Software Any Way Outcomes Physicians more easily interact with EHR and other systems The narrative becomes a valued part of the clinical information flow Improved productivity and satisfaction Unique Capabilities Natural Language Understanding captures relevant context Computer assisted coding based on SNOMED/ICD-10 Physician annotation tools enable 'closed loop' feedback and data exchange Integration into clinical delivery system Coding/billing (ICD-10 transition) Streamlined clinical and admin processes Outcomes Meaningful Use via EHR integration Faster, more accurate coding and billing Reduced non-value-add workflow Improved revenue cycle and financial performance Unique Capabilities Abstracting capabilities for quality analysis Analytics platform queries and reports from large volumes of information Structured data coupled with the context of the narrative enables comprehensive analysis Analytics Decision-making Core measures Financial performance Outcomes Differentiated decision-making Improved continuity of care; reduced cost Evidence-based practices Improved clinical outcomes SOLUTION ARCHITECTURE

Strategic priorities Continued leadership in core transcription businesses Win new business; expand share w/ existing customers Continue to capitalize on industry consolidation Expand ecosystem of partners Cultivate industry leadership (luminaries, academics, specialties) Launch innovative, new products/services Develop/implement brands Develop/implement organizational model

Financial Overview

Financial overview: Key Messages Q2 2011 financial results in line with plan for FY 2011 Volume, Adjusted EBITDA and Adjusted Net Income Per Fully Diluted Share up year-over-year on stabilization of Spheris book of business results Adjusted EBITDA margin and free cash flow generation up significantly over prior year Acquisition activity accelerates to add new layer of growth M*Modal: closed in August All Type Medical Transcription Services and JLG Medical Transcription Services: closed in September Market environment continues to play to our strengths Large systems are acquisitive - Same-store opportunities Smaller clinical documentation providers struggling to compete - acquisition opportunities are robust $25 Million share repurchase authorization in place

Financial overview: Strong Quarterly Results 2010 periods do not reflect the full benefit of the acquisition of Spheris in April 2010. Total Clinical Documentation Volumes is defined as total lines processed on our clinical documentation platforms and/or transcribed or edited by our personnel. As defined in Appendix. Q1 2010(1) Q1 2011 Q2 2010(1) Q2 2011 Total Clinical Documentation Volumes (2) (lines in millions) 624 866 800 855 Adjusted EBITDA (3) $13.9 $27.5 $19.4 $27.7 Margin 16% 25% 18% 26% Adjusted Net Income Per Proforma Share Outstanding (3) $0.17 $0.32 $0.23 $0.31 Free Cash Flow (3) $9.0 $14.0 $12.8 $16.5 (Dollars in millions, except per share data)

Financial overview: Key Indicators & Drivers of Q2 2011 Growth Growth in Total Clinical Documentation Volumes (1) 855 million lines in Q2 2011 vs. 800 million lines in Q2 2010 Up year-over-year on Spheris acquisition Increase in offshore production inventory Customer demand accelerating and sizable inventory building Size and complexity of work required more conservative conversions Increase in editing post-speech recognition 74% vs. 62% of total transcription volumes in Q2 2010 Continues to enhance productivity and significantly reduce direct costs Total Clinical Documentation Volumes is defined as total lines processed on our clinical documentation platforms and/or transcribed or edited by our personnel.

Financial overview: Building on Long-Term Track Record Expressed as percentage of Total Clinical Documentation Volumes. As defined in Appendix. Q1 2009 Q2 2011 CAGR Offshore Production (1) 30% 42% 16% Volumes Edited Post-Speech Recognition (1) 41% 74% 30% Adjusted EBITDA (2) $13.8 $27.7 36% Adjusted Net Income Per Proforma Share Outstanding (2) $0.18 $0.31 27% Free Cash Flow (2) $10.7 $16.5 21% (Dollars in millions, except per share data)

Financial overview: Strong Balance Sheet Based on Q1 2011 & Q2 2011 Adjusted EBITDA annualized. 2011 2012 2013 2014 2015 2016 East 0 20 20 20 115 85 No principal amortization obligation until Q2 2012 Full availability on $25 million revolver as of June 30, 2011 Strong balance sheet to execute on growth strategies As of December 31, 2010, $102 million of federal NOL's, with approximately 80% available through 2014, subject to annual limitations, and approximately $194 million of capitalized tax intangibles, approximately 60% of which are expected to be amortized for tax purposes, on a declining basis over the next 5 years As of June 30, 2011 Scheduled Amortization and Maturity (Dollars in millions) Cash $61 Debt $270 Net Debt $209 Total Net Leverage 1.9 x (1)

Financial overview: Updated FY2011 Financial Outlook Total Clinical Documentation Volumes is defined as total lines processed on our clinical documentation platforms and/or transcribed or edited by our personnel. As defined in Appendix. (Dollars in millions, except per share data) FY 2011E (Range) Net Revenues $441 - $444 Total Clinical Documentation Volume (1) (lines in billions) 3.40 - 3.50 Adjusted EBITDA (2) $115.5 - $118.0 Adjusted Net Income Per Proforma Share (2) $1.29 - $1.31 Includes benefit in fourth quarter 2011 from completed acquisitions Restructuring and integration costs of $13 million Weighted average proforma shares outstanding of 54.7 million common share Capital expenditures of $19 million to $22 million

Appendix

transaction benefits Stronger future revenue growth, enhanced margins and meaningful cost synergies At acquisition, projected to increase Company's annualized Adjusted EBITDA run-rate by $20 million by year-end 2012 Attractive Adjusted EBITDA multiple for transformative technology acquisition Existing products provide for tighter EHR integration Technology pipeline enables new growth opportunities Leverages core transcription business Further differentiation within the HCIT market Enables growth opportunities for greater penetration of the in-house transcription market Strategic Ownership of speech and Natural Language Understanding technologies Facilitates consolidation to a single speech recognition platform Accelerates M*Modal's technology roadmap Broader product offering to local and regional transcription partners Leverages M*Modal's cloud-based services to enhance gross margins Operational Financial

Transaction summary $48.4 million in cash and 4.1 million shares of common stock at closing $28.8 million in installments paid over 3 years Cash consideration funded from available cash Credit agreements amended to improve senior and subordinated lender covenants

Financial profile Recurring revenue model provides excellent visibility Annualized continuing revenue of $15 million, excluding revenues from MedQuist Experiencing rapid revenue growth: 57% in 2010 Attractive gross margins support ongoing technology investment Strong operating profit margins: over 30% in 2010

Three Months Ended Three Months Ended June 30, 2011 June 30, 2010 Net income (loss) attributable to MedQuist Holdings Inc. $5,135 $ (1,535) Net income attributable to non-controlling interest 271 268 Discontinued operations - (153) Income tax provision (benefit) 886 (362) Interest expense, net 6,961 5,437 Depreciation and amortization 8,879 8,481 Acquisition and restructuring charges 4,391 6,027 Cost of legal proceedings, settlements and accommodations 581 1,109 Share-based compensation and other non-cash awards 611 181 Equity in income of affiliated company - (32) Adjusted EBITDA $27,715 $19,421 Adjusted EBITDA as a percentage of net revenues 25.6% 17.9% (Dollars in thousands) Reconciliation of Net Income to Adjusted EBITDA (Unaudited) Non-gaap reconciliation

Three Months Ended Three Months Ended Three Months Ended March 31, 2011 March 31, 2010 March 31, 2009 Net income (loss) attributable to MedQuist Holdings Inc. $9,312 $2,088 $ (3,223) Net income attributable to non-controlling interest 1,506 2,229 335 Discontinued operations - (30) 437 Income tax provision (benefit) 1,144 (20) 351 Interest expense, net 7,037 1,869 2,322 Depreciation and amortization 8,418 6,139 6,355 Acquisition and restructuring charges 6,878 984 - Cost (benefit) of legal proceedings, settlements and accommodations (7,513) 1,043 7,774 Share-based compensation and other non-cash awards 709 141 53 Accrual reversals - - (563) Equity in income of affiliated company - (514) (72) Adjusted EBITDA $27,491 $13,929 $13,769 Adjusted EBITDA as a percentage of net revenues 24.7% 16.4% 15.3% (Dollars in thousands) Reconciliation of Net Income to Adjusted EBITDA (Unaudited) Non-gaap reconciliation

Non-gaap reconciliation Three Months Ended Three Months Ended June 30, 2011 June 30, 2010 Adjusted EBITDA Adjusted EBITDA Adjusted EBITDA $27,715 $19,421 Less: Consolidated interest expense Less: Consolidated interest expense 6,961 5,437 Add: Non-cash interest Add: Non-cash interest 830 1,786 Less: Capital expenditures Less: Capital expenditures 4,360 3,676 Less: Tax provision (benefit) Less: Tax provision (benefit) 886 (362) Add: Deferred tax provision Add: Deferred tax provision 159 335 Free Cash Flow Free Cash Flow Free Cash Flow $16,497 $12,791 Adjusted Net Income (Unaudited) Adjusted Net Income (Unaudited) Adjusted Net Income (Unaudited) Adjusted EBITDA Adjusted EBITDA Adjusted EBITDA $27,715 $19,421 Less: Amortization (excluding acquired intangibles) Amortization (excluding acquired intangibles) 4,362 4,547 Cash interest (total expenses less non-cash) Cash interest (total expenses less non-cash) 6,131 3,651 Current tax provision (benefit) Current tax provision (benefit) 727 (697) Adjusted Net Income Adjusted Net Income Adjusted Net Income $16,495 $11,920 Adjusted Net Income Per Fully Diluted Share: Adjusted Net Income Per Fully Diluted Share: Adjusted Net Income Per Fully Diluted Share: Basic Basic $0.32 $0.23 Diluted Diluted $0.31 $0.23 (Dollars in thousands) Free Cash Flow (Unaudited)

Non-gaap reconciliation Three Months Ended Three Months Ended Three Months Ended March 31, 2011 March 31, 2010 March 31, 2009 Adjusted EBITDA Adjusted EBITDA Adjusted EBITDA $27,491 $13,929 $13,769 Less: Consolidated interest expense Less: Consolidated interest expense 7,037 1,869 2,322 Add: Non-cash interest Add: Non-cash interest 858 60 1,931 Less: Capital expenditures Less: Capital expenditures 6,688 3,037 2,003 Less: Tax provision (benefit) Less: Tax provision (benefit) 1,144 (20) 351 Add: Deferred tax provision (benefit) Add: Deferred tax provision (benefit) 546 (130) (359) Free Cash Flow Free Cash Flow Free Cash Flow $14,026 $8,973 $10,665 Adjusted Net Income (Unaudited) Adjusted Net Income (Unaudited) Adjusted Net Income (Unaudited) Adjusted EBITDA Adjusted EBITDA Adjusted EBITDA $27,491 $13,929 $13,769 Less: Amortization (excluding acquired intangibles) Amortization (excluding acquired intangibles) 3,903 3,172 3,471 Cash interest (total expenses less non-cash) Cash interest (total expenses less non-cash) 6,179 1,809 391 Current tax provision Current tax provision 598 110 710 Adjusted Net Income Adjusted Net Income Adjusted Net Income $16,811 $8,838 $9,197 Adjusted Net Income Per Fully Diluted Share: Adjusted Net Income Per Fully Diluted Share: Adjusted Net Income Per Fully Diluted Share: Basic Basic $0.33 $0.17 $0.18 Diluted Diluted $0.32 $0.17 $.018 (Dollars in thousands) Free Cash Flow (Unaudited)

Fully dilutive shares includes common stock equivalents which consists of stock options, restricted stock issuable to certain key employees, shares issued to former principal stockholders, shares issued in our Initial Public Offering, Private Exchange and Initial Exchange Offer and shares issuable to remaining noncontrolling shareholders of MedQuist Inc. Non-gaap reconciliation Three Months Ended Three Months Ended June 30, 2011 June 30, 2010 MedQuist Holdings Shares MedQuist Holdings Shares MedQuist Holdings Shares Basic outstanding Basic outstanding 49,168 35,078 Effect of dilutive options Effect of dilutive options 1,391 - Diluted shares Diluted shares 50,559 35,078 Proforma impact of fully dilutive stock (1) Proforma impact of fully dilutive stock (1) Proforma impact of fully dilutive stock (1) Basic Basic 1,929 15,775 Diluted Diluted 2,176 16,005 Adjusted Net Income Adjusted Net Income Adjusted Net Income Basic Basic 51,097 50,853 Diluted Diluted 52,735 51,083

Fully dilutive shares includes common stock equivalents which consists of stock options, restricted stock issuable to certain key employees, shares issued to former principal stockholders, shares issued in our Initial Public Offering, Private Exchange and Initial Exchange Offer and shares issuable to remaining noncontrolling shareholders of MedQuist Inc. Non-gaap reconciliation Three Months Ended Three Months Ended Three Months Ended March 31, 2011 March 31, 2010 March 31, 2009 MedQuist Holdings Shares MedQuist Holdings Shares MedQuist Holdings Shares Basic outstanding Basic outstanding 40,933 35,013 34,442 Effect of dilutive options Effect of dilutive options 1,047 170 - Diluted shares Diluted shares 41,980 35,183 34,442 Proforma impact of fully dilutive stock (1) Proforma impact of fully dilutive stock (1) Proforma impact of fully dilutive stock (1) Basic Basic 10,683 15,775 15,774 Diluted Diluted 10,913 16,005 15,774 Adjusted Net Income Adjusted Net Income Adjusted Net Income Basic Basic 51,616 50,788 50,216 Diluted Diluted 52,893 51,188 50,216

Non-gaap financial definitions Non-GAAP Financial Measures We have provided the Company's Adjusted EBITDA, a non-GAAP financial measure, on a forward-looking basis in this document. We are unable to present a quantitative reconciliation of this forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measure because management cannot predict, with sufficient reliability, contingencies relating to potential changes in tax valuation allowances, potential changes to customer accommodation accruals, potential restructuring impacts, contingencies related to past and future acquisitions, and changes in fair values of our derivative instruments, all of which are difficult to estimate primarily due to dependencies on future events. Adjusted Net Income Adjusted Net Income, a non-GAAP financial measure, is defined by the Company as Adjusted EBITDA less amortization expense for capitalized intangible assets (excluding acquired intangibles), less interest expense (net of non-cash interest), and less current tax provision. We measure Adjusted Net Income based on Proforma Shares Outstanding (see below). Management believes that utilization of Adjusted Net Income is an important non-GAAP financial measure of our normalized operating results. Proforma Shares Outstanding For purposes of evaluating our results on per-share metrics, many of our computations utilize proforma share computations. Our measure of proforma shares includes our Basic and Diluted share computations utilized for GAAP purposes, plus our estimate of the impacts of the following effective as of the beginning of 2011: restrictive stock issuable to certain key employees, shares issued to former principal stockholders, shares issued in our February 2011initial public offering, our 2011 private exchange with certain of MedQuist Inc.'s non-controlling shareholders, our March 2011 public exchange offer and shares issuable to remaining non-controlling shareholders of MedQuist Inc. Free Cash Flow Free Cash Flow, a non-GAAP financial measure, is defined by the Company as Adjusted EBITDA less consolidated interest expense (net of non-cash interest), less capital expenditures (including capitalized software development costs), and less current tax provision. Management believes that utilization of Free Cash Flow is an important non-GAAP measure of the Company's ability to convert operating results into cash.

Non-gaap financial definitions Adjusted EBITDA Adjusted EBITDA is a metric used by management to measure operating performance. Adjusted EBITDA is defined as net income (loss) attributable to MedQuist Holdings Inc., as applicable, plus net income attributable to noncontrolling interests, income taxes, interest expense, net, depreciation and amortization, cost (benefit) of legal proceedings, settlements, and accommodations, acquisition and restructuring charges, the effect of the sale of our Patient Financial Services business (discontinued operations), equity in income of affiliated company and share based compensation and other non cash awards. We present Adjusted EBITDA as a supplemental performance measure because we believe it facilitates operating performance comparisons from period to period and company to company by backing out the following: • potential differences caused by variations in capital structures (affecting interest expense, net), tax positions (such as the impact on periods or companies for changes in effective tax rates), the age and book depreciation of fixed assets (affecting depreciation expense); • the impact of non-cash charges; and • the impact of acquisition and integration related charges, restructuring charges, and certain unusual or nonrecurring items. Because Adjusted EBITDA facilitates internal comparisons of operating performance on a more consistent basis, we also use Adjusted EBITDA in measuring our performance relative to that of our competitors. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as measures of our profitability or liquidity. We understand that although Adjusted EBITDA is frequently used by securities analysts, lenders and others in their evaluation of companies, Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • Adjusted EBITDA does not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments; • Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; • Although depreciation is a non-cash charge, the assets being depreciated will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements; and • Other companies in our industry may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.